SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 Date of Report
                                November 13, 2000





                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



                  1-5426                                  61-0505332
         (Commission File Number)              (IRS Employer Identification No.)

   4360 Brownsboro Road, Suite 300 Louisville, Kentucky               40207
       (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code
                                  502/893-4600

ITEM 7 Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit Number           Description

     99.1 Press release dated November 13, 2000 announcing a live webcast of their presentation at Baird Conference.


ITEM 9  Regulation FD Disclosure

         On November 13, 2000, Thomas Industries issued a press release announcing a live webcast of their presentation at Baird Conference. A copy of the press release is filed herewith as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THOMAS INDUSTRIES INC.
                                                 (Registrant)

                                    By: /s/ Phillip J. Stuecker
                                        ----------------------------------------
                                        Phillip J. Stuecker, Vice President of
                                        Finance, Chief Financial Officer, and
                                        Secretary

Dated:  November 13, 2000